SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2015

McGRAW HILL FINANCIAL, INC.
(Exact Name of Registrant as Specified in Charter)

New York
(State or Other Jurisdiction of Incorporation)

1-1023		13-1026995
(Commission File Number)		(IRS Employer Identification No.)

1221 Avenue of the Americas New York, New York		10020
(Address of Principal Executive Offices)		(Zip Code)

(212) 512-2000
Registrant’s telephone number, including area code:

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On February 3, 2015, McGraw Hill Financial, Inc. (the “Company”), along with its subsidiary Standard & Poor’s Financial Services LLC (“S&P Financial Services”), which houses the business unit of the Company comprising Standard & Poor’s Ratings Services (“S&P Ratings”), entered into a settlement agreement (the “Settlement Agreement”) with the United States, acting through the Department of Justice, with respect to the case captioned United States v. McGraw-Hill Companies, Inc., and Standard & Poor’s Financial Services LLC, No. CV 13-00779-DOC, and with the States of Arizona, Arkansas, California, Connecticut, Colorado, Delaware, Idaho, Illinois, Indiana, Iowa, Maine, Mississippi, Missouri, New Jersey, North Carolina, Pennsylvania, South Carolina, Tennessee and Washington, and the District of Columbia (collectively, the “States”), acting through their respective Attorneys General, with respect to certain cases filed by the States. Under the terms of the Settlement Agreement, the Company agreed to pay $687.5 million to the United States as a civil monetary penalty pursuant to the Financial Institutions Reform, Recovery and Enforcement Act of 1989, and $687.5 million in aggregate to the States. The Settlement Agreement contains no findings of violations of law by the Company, S&P Financial Services or S&P Ratings. The Settlement Agreement is not subject to court approval.

Item 2.02 Results of Operations and Financial Condition

The settlements referred to under Items 1.01 and 7.01 will be reflected in the Company’s fourth quarter and full-year 2014 financial statements to be released on February 12, 2015. Additional details about the financial impact of these settlements will be provided at that time.

A copy of the press release announcing these settlements is attached hereto as Exhibit 99.1.

Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02, including Exhibit 99.1, shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing or document.

Item 7.01 Regulation FD Disclosure

In addition to the settlement described in Item 1.01, on February 3, 2015, the Company reached a separate settlement with the California Public Employees’ Retirement System (“CalPERS”) to resolve its claims against the Company regarding ratings on three structured investment vehicles. Under this settlement, the Company will pay CalPERS $125 million. This settlement is not subject to judicial approval.

Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1           Press release dated February 3, 2015

Exhibit No.	Exhibit Description

99.1	Press release dated February 3, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 3, 2015	By:	/s/ Scott L. Bennett
			Name:	Scott L. Bennett
			Title:	Senior Vice President, Associate General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release dated February 3, 2015